SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 21, 2007

                            _________________________


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


            Delaware                 000-23702               13-3588231
(State or other jurisdiction of     (Commission           (I.R.S. employer
 incorporation or organization)     file number)         identification no.)


52-16 Barnett Avenue, Long Island City, New York                11104
    (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (718) 446-1800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         On May 16, 2007, Steven Madden, Ltd. (the "Company") entered into a Membership Interest Purchase Agreement (the "Purchase Agreement") whereby it purchased all of the outstanding membership interests of Compo Enhancements, LLC, a Connecticut limited liability company and provider of e-commerce services to the Company ("Compo"), from its owners Jeffrey Silverman (currently the President of the Company), James Randel, Ron Offir, Godfrey Baker, Alyse Nathan and Andrew Rosca (collectively, the "Owners").

         In connection with the Purchase Agreement, on May 16, 2007, the Company also entered into an Earn-Out Agreement with the Owners (the "Earn-Out Agreement"). Pursuant to the Earn-Out Agreement, as additional consideration for their membership interests in Compo, the Owners collectively have the right to two contingent purchase price payments of 168,000 shares of the Company's common stock, which shall be paid (if at all) if and when the Company achieves (or exceeds), in two consecutive years, beginning with fiscal year 2008 and ending with fiscal year 2012, certain EBIT Goals (as defined in the Earn-Out Agreement) and certain Diluted EPS Goals (as defined in the Earn-Out Agreement), all as specified in the Earn-Out Agreement. The Purchase Agreement, the Earn-Out Agreement and the Employment Agreement (as defined in Item 5.02 below) were included as Exhibits 10.1, 10.2 and 10.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2007. Promptly following the execution of the Earn-Out Agreement, the Company purchased, for $200,000, 20.875% of any future earn-out payment from Mr. Randel.

         On December 21, 2007, the Company and Mr. Silverman, and the Company and Mr. Randel each entered into a Settlement and Release Agreement, dated as of December 18, 2007 (together, the "Settlement Agreements"). Each of the Settlement Agreements provides for: the settlement of all disputes between the parties relating to the pre-May 16, 2007 arrangement between Compo and the Company (the "Pre-Transaction Arrangement"); the forgiveness by the Company of all amounts in respect of the Working Capital Refund (as such term is defined in the Purchase Agreement) that Messrs. Silverman and Randel may be obligated to pay under the Purchase Agreement; and the payment by the Company of certain amounts owed by Compo to the U.S. Customs Service and several vendors to Compo. In addition, the Company and Mr. Silverman agreed that the Company will have no further obligation to Mr. Silverman under the Earn-Out Agreement, and the Company will pay $600,000 to Mr. Silverman on June 30, 2008. Mr. Randel released the Company and others from any claims arising from or related to the Pre-Transaction Arrangement. Mr. Silverman and Mr. Randel released the Company and others (and the Company released Mr. Silverman, Mr. Randel and others) from any claims arising from or related to the Earn-Out Agreement, the Purchase Agreement, the Pre-Transaction Arrangement and all other matters and events arising prior to the date of the Settlement Agreement..

         Attached hereto and incorporated herein by reference as Exhibits 10.1 and 10.2 are the Settlement Agreements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         The Company entered into an Employment Agreement (the "Employment Agreement") with Jeffrey Silverman, dated as of May 16, 2007, pursuant to which he became the Company's President. The Employment Agreement provided that it expires on December 31, 2009. Pursuant to the Employment Agreement, the Company agreed to pay to Mr. Silverman an annual base salary of $600,000. Mr. Silverman was also eligible to receive certain annual cash bonus payments, as described in the Employment Agreement, up to a maximum of $1,400,000 for any fiscal year, based on the year to year change in EBIT (as defined in the Employment Agreement). In addition, Mr. Silverman was also granted, on the date of the Employment Agreement, (i) an option to purchase an aggregate of 150,000 shares of Company common stock, vesting in 50,000 share increments on the first, second and third anniversaries of the date of the Employment Agreement, with an exercise price of $45.00 per share, and exercisable for five (5) years from the date of the Employment Agreement and (ii) an option to purchase an aggregate of 150,000 shares of Company common stock, vesting in 50,000 share increments on the first, second and third anniversaries of the date of the Employment Agreement, with an exercise price of $50.00 per share, and exercisable for five
(5) years from the date of the Employment Agreement.

         The Company may terminate the Employment Agreement with or without cause (as such term is defined in the Employment Agreement), provided that upon any termination by the Company without cause, the Company will be obligated to continue to pay Mr. Silverman's base salary for the remainder of the Employment Agreement's term. In addition, where the Company terminates Mr. Silverman without cause within 90 days of a change in control (as such term is defined in the Employment Agreement), the Company would be obligated to pay Mr. Silverman an amount equal to three times the total average compensation earned by Mr. Silverman as base salary and annual bonus for the three fiscal years prior the date of termination (or since the effective date of the Employment Agreement, if shorter).

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

         On December 21, 2007, the Company and Mr. Silverman entered into an Amendment to Employment Agreement, dated as of December 18, 2007 (the "Amendment"). The Amendment provides that: the Employment Agreement term will end June 30, 2008, rather than December 31, 2009; Mr. Silverman will assist the Company in transitioning Mr. Silverman's duties in the management of the Company's e-commerce business to a successor executive to be hired by the Company; Mr. Silverman will not be entitled to a bonus pursuant to the Employment Agreement; the stock options granted to Mr. Silverman in connection with the Employment Agreement were cancelled and forfeited; the Amendment shall not constitute a termination for Cause or a Change in Control and Mr. Silverman shall not be entitled a termination payment in connection with the Amendment, his continued employment through the term ending June 30, 2008 or the conclusion of the term on June 30, 2008; the Change in Control provisions of the Employment Agreement were deleted; the definition of Cause was amended; and the non-competition and non-solicitation provisions of the Employment Agreement were amended.

         Attached hereto and incorporated herein by reference as Exhibit 10.3 is the Amendment.


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

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.     Description
-----------     -----------

10.1 Settlement and Release Agreement, dated as of December 18, 2007, by and between Steven Madden, Ltd. and Jeffrey Silverman.

10.2 Settlement and Release Agreement, dated as of December 18, 2007, by and between Steven Madden, Ltd. and James Randel.

10.3 Amendment, dated as of December 18, 2007, to Employment Agreement, dated as of May 16, 2007, by and between Steven Madden, Ltd. and Jeffrey Silverman. between Steven Madden, Ltd. and Jeffrey Silverman.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.

                                       By: /s/ Jamieson A. Karson
                                           -------------------------------------
                                           Name:  Jamieson A. Karson
                                           Title: Chief Executive Officer

Date:  December 21, 2007


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

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

10.1 Settlement and Release Agreement, dated as of December 18, 2007, by and between Steven Madden, Ltd. and Jeffrey Silverman.

10.2 Settlement and Release Agreement, dated as of December 18, 2007, by and between Steven Madden, Ltd. and James Randel.

10.3 Amendment, dated as of December 18, 2007, to Employment Agreement, dated as of May 16, 2007, by and between Steven Madden, Ltd. and Jeffrey Silverman. between Steven Madden, Ltd. and Jeffrey Silverman.



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